VK-SCD-SUP-2

Statutory Prospectus Supplement dated April 20, 2018

The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, C and Y shares of the Fund listed below:

Invesco Small Cap Discovery Fund

The following information replaces the table in its entirety appearing under the heading “FUND SUMMARY – Management of the Fund” in the prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Matthew Hart	Portfolio Manager (lead)	2010 (predecessor fund 2000)
Justin Sander	Portfolio Manager	2018”

The following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT – Portfolio Managers” in the prospectus:

“The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

◾	Matthew Hart, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Hart served as Portfolio Manager of the predecessor fund since 2000.

◾	Justin Sander, Portfolio Manager, who has been responsible for the Fund since 2018, and has been associated with Invesco and/or its affiliates since 2013. Prior to 2013, he was employed by RBC Capital Markets as a vice president and equity research analyst.

A lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.”

VK-SCD-SUP-2

ACST-STATSUP-1

Statutory Prospectus Supplement dated April 20, 2018

The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class R5 and Class R6 shares of the Fund listed below:

Invesco Small Cap Discovery Fund

The following information replaces the table in its entirety appearing under the heading “FUND SUMMARIES – Invesco Small Cap Discovery Fund - Management of the Fund” in the prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Matthew Hart	Portfolio Manager (lead)	2010 (predecessor fund 2000)
Justin Sander	Portfolio Manager	2018”

The following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT – Portfolio Managers - Invesco Small Cap Discovery Fund” in the prospectus:

◾	“Matthew Hart, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Hart served as Portfolio Manager of the predecessor fund since 2000.

◾	Justin Sander, Portfolio Manager, who has been responsible for the Fund since 2018, and has been associated with Invesco and/or its affiliates since 2013. Prior to 2013, he was employed by RBC Capital Markets as a vice president and equity research analyst.”

ACST-STATSUP-1